UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 26, 2018
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	74-2657168 (IRS Employer Identification No.)
9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02    Disclosure of Results of Operations of Financial Condition

Item 9.01    Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Press Release

Explanatory Note
On April 25, 2018, Sharps Compliance Corp filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the Company’s results of operations for the three and nine months ended March 31, 2018. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to correct a typographical error in the date and period cited in the first sentence of Item 2.02 of the original Form 8-K, which is corrected by this filing from "for the three and six months ended December 31, 2017" to be “for the three and nine months ended March 31, 2018”. No other changes were made to the original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On April 25, 2018, the Company announced its results of operations for the three and nine months ended March 31, 2018. A copy of the earnings release is attached as Exhibit 99.1.
The information in this Current Report is being furnished pursuant to Item 2.02 including Exhibit 99.1 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), and Section 11 of the Securities Act of 1933, as amended, otherwise subject to the liabilities of those sections nor incorporated by reference in any filing under the Exchange Act unless specifically referenced in such subsequent filing as being incorporated by reference. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of April 25, 2018 and may change thereafter.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Information
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits
Exhibit        Description
99.1        Press Release, dated April 25, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2018	SHARPS COMPLIANCE CORP. By: /s/ DIANA P. DIAZ Diana P. Diaz Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number            Description
99.1Press Release, dated April 25, 2018